EXHIBIT 99.1

日期 ：二零零七年九月十七日

ZAP

及

YOUNGMAN AUTOMOBILE CO.， LTD.

及

EV HOLDINGS LIMITED

股東協議

LI & PARTNERS
李偉斌律師行
22/F.， World Wide House， Central， Hong Kong
香港中環環球大厦22樓
Email\電子郵件﹕robinli@li-partners.com
Tel\電話: (852)2501 0088     Fax\傳真: (852)2501 0028
Our Ref : TC/TC/TC/4321/01/07

中文譯本
（只供參考用途，不須簽署）

目錄

條款	標題	頁數
1.	定義和解釋	1
2.	先決條件	4
3.	股本	5
4.	管理	6
5.	融資安排	7
6.	業務	8
7.	帳目	9
8.	股息	9
9.	董事局	10
10.	特別決議	11
11.	聲明及保証	12
12.	補償承諾	15
13.	股份轉讓	15
14.	僵局解除	17
15.	終止	18
16.	第15條之後果	19
17.	保密條款	20
18.	限制契約	20
19.	强制執行	21
20.	其他條款	22
簽署頁	26
附件	27

中文譯本

（只供參考用途，不須簽署）

本股東協議由下列各方於二零零七年九月十七日簽訂

(1)	ZAP，一間根據美國加利福尼亞州法律注册成立的企業，其注册地址爲 501 Fourth Street, Santa Rosa, California 95401, United States of America (下稱“甲方股東”)；

(2)	YOUNGMAN AUTOMOBILE CO., LTD.，一間根據中國法律注册及成立的有限公司，其注册地址爲501 Bada Road, Jinhua City, Zhejiang, the PRC, PC 321016(下稱“乙方股東”)；及

(3)	EV HOLDINGS LIMITED，一間根據香港法律注册成立的有限公司，其注册地址爲 Unit A, 14/F Shun On Commercial Building, 112-114 Des Voeux Road Central, Hong Kong (下稱“該公司”)。

序文：

(甲)	該公於2007年8月3日在香港註冊成立。其法定股本為港幣10，000元 (分為10，000股普通股，每股面值港幣1元)。截至本協議日，該公司已經發行1股股份予甲方股東並已被繳清。

(乙)	爲了訂定股東相互之間合作關係及對該公司的權利和義務，甲方股東及乙方股東同意簽訂本協議。

(丙)	該公司亦同意遵守本協議所載與該公司相關的條款。

本協議各方茲協議如下：-

1.	定義和解釋

1.1	除非本協議及序言中另有規定，下述各詞應具有以下意義：

“關聯方”	指就某一指定人仕而言，是指任何直接或間接控制該人仕或被該人仕直接或間接控制的其他人仕；

“分派股份”	指根據本協議第3.1條該公司在執行本協議時分派給每一股東方的9，999股股份；

中文譯本
（只供參考用途，不須簽署）

“章程”	指本協議附件B中出示的該公司組織章程大綱及章程細則；

“審計師”	指該公司不時指定的審計師；

“董事局”	指該公司董事局或出席該公司董事局召開的會議的董事及候補董事；

“品牌”	指由董事局決定的該公司産品的一般商標；

“業務”	指根據本協議第6.1條及業務方案列明的該公司的業務，包括有關於該區域內開發、生産、推廣及銷售電動車輛、電子混合動力車輛及再充電電池/能源的基礎設施的業務；

“業務方案”	指該公司指定且經股東同意及批准的業務方案，包括不時被修訂及補充的業務方案；

“資本貸款”	指根據本協議第6.3條由股東方向該公司作出的股東貸款；

“總裁”	指根據本協議第4.2條不時受任命的該公司首席執行官；

“董事局主席”	指根據本協議第4.3條不時受任命的董事局主席；

“公司條例”	指香港法律第三十二章之公司條例；

“僱傭協議”	指一份行將由該公司與其重要員工簽訂的僱傭協議，該僱傭協議格式須被股東方接受；

“控股公司”	指根據公司條例第2條所定義的控股公司；

“香港”	指香港特別行政區；

“港幣”或“HK$”	指香港的法定貨幣；

中文譯本
（只供參考用途，不須簽署）

“首期資本投入”	指根據本協議第4.1條在簽署本協議時由每一股東方向該公司投入的股本；

“投資計劃”	指根據本協議附件A中所載的投資計劃，於2008年12月31日之前，由甲方股東及乙方股東各自向該公司投入的49，000，000美元及50，000，000美元的股本；

“重要員工”	指該公司首席運營官、副總裁(工程)、副總裁(銷售及推廣)、副總裁(人力資源)及副總裁(財務)；

“特許協議”	指由該公司與任何第三方不時簽訂的關於特許該公司使用其産品所需的核心技術為目的之協議；

“管理層”	指總裁以及由董事局指定的其他行政人員及經理；

“管理層購股權”	指本協議或董事局依據本協議第14.1條達成的其他相關文件所述的， 基于及受限于董事局自行決定的條款及條件，購買該公司于董事局指示下發行予任何董事局批准的重要員工的股份的權利；

“銷售及分配協議”	指每一股東方與該公司之間於簽署本協議時同時簽署的為該股東方及該公司認可的有關該股東方於該區域進行的銷售及分配活動的三方協議，該協議規定:(i)甲方股東擁有於北美及南美地區銷售及分配該公司產品的專有權；(ii)乙方股東擁有於亞太地區(包括日本)銷 806;及分配該公司產品的專有權；及(iii) 該公司擁有於除(i)及(ii)所述區域以外的區域銷售及分配該公司產品的專有權；

“中國”	指中華人民共和國；

“該公司產品”	指根據業務方案列明的該公司不時開發及製造的產品；

“該股份”	指該公司法定資本中每股面值爲1美元的股票；

中文譯本
（只供參考用途，不須簽署）

“股東方”	指該公司股份的持有人；而“每一股東方”或“該東方”指其中一位股東；

“附屬公司”	指根據公司條例第2條所定義的附屬公司；

“該區域”	指不受任何限制的美國、亞洲及其他所有國家、地區及法律管轄區；

“全部資本投入”	指每一股東方對該公司的股本投入的累計金額；

“轉讓通知”	指根據本協議第13.2(a)條規定的關於轉讓或處置股權或其權益的通知；

“美國”	指美利堅合衆國；

“美元”或“US$”	指美國的法定貨幣；

1.2	在本協議內，述及任何性別時包括其他性別；述及單數名詞時包括複數名詞（反之亦然）。

1.3	對“序言”、“條款”及“附表”的提及即對本協議內的序言、條款及附表的提及。

1.4	對人士的提及包括法人團體或非法人團體。

1.5	條款的標題只爲方便參考之用，而不應影響在本協議內有關條文的解釋。

1.6	在本協議內對法定條文的提及包括被修訂或重新制定的條文及在該條文下作出的任何附屬法例。

1.7	“包括”或其他類似表述屬非局限性表述。

1.8	本協議正文（包括附表）中定義的詞語及表述應根據其上下文釋義。

2.	先決條件

本協議及所有於本協議所載的事項將受制於以下的先决條件於本協議簽

中文譯本
（只供參考用途，不須簽署）

署時得以全部實現：

（a）	每一股東方促使該公司的法定股本增至100，000，000美元；

（b）	每一股東方認購分派股份並根據本協議第3條作出首期資本投入；

（c）	股東方促使列於本協議第9.2條及第9.3條且未受委任爲董事的人仕受委任爲該公司的董事；

（d）	股東方促使該公司採用章程；

（e）	舉行股東方大會及董事局會議，以通過所需决議使本協議項下的條款得以生效及實施。

3.     公司股本

3.1	本協議第2(a)條所述條件得予實現及本協議一經簽署，每一股東方須認購下述第3.2條述及的股份，且爲認購該股份付出對價（“首期資本投入”）。

3.2	根據第3.1條規定認購該公司的分派股份後，每一股東方所持該公司股份數目及比例如下：

股東名稱	所持股份	對價
甲方股東	4，899股	4，899港元
乙方股東	5，100股	5，100港元

3.3	除非股東方另行協議，乙方股東將於本協議簽署日後的10天內以現金方式作出首期資本投入；甲方股東將於本協議簽署後的10天內以現金方式作出首期資本投入。

3.4	股東方須根據業務方案及投資計劃之要求以認購股份的方式不時對該公司股本作出額外資本投入，令甲方東方及乙方股東的總資本投入(如需要)於2008年12月31日之前各自達到49，000，000美元及50，000，000美元（即令該公司股本達到100，000，000美ࠠ 3;）。每一股東方有權根據其各自於該公司已發行股份所佔比例參與股份認購。

3.5	除非本協議第5條或其他條款另有規定，任何股份的發行須由董事局據此

中文譯本
（只供參考用途，不須簽署）
協議及該公司章程决定。本協議各方保證任何新股東須事先以書面形式以本協議各方認可的條款向本協議各方承諾其遵守本協議（包括本條款）。

4.             管理

4.1	董事局須根據本協議的條款負責監督該公司的一切經營運作以及决策，惟該公司的業務經營必須于符合合理的商業原則基礎上以該公司的最大利益出發。

4.2	該公司須委任一位總裁(下稱“總裁”)負責該公司的日常經營. 總裁應由董事局根據其認爲合適的條件任命；該公司的第一位總裁應為Albert Lam先生。

4.3	該公司須委任一位董事局主席(下稱“董事局主席”)負責主持所有的董事局會議。董事局主席應由董事局根據其認爲合適的條件任命；該公司的第一位董事局主席應爲Albert Lam先生。

4.4	董事局應依據其他類似性質、規模及專業水準的公司所採用的現時本地市場標準合理地决定管理層的報酬、補償及福利。

4.5	甲方股東應促成及安排其合適員工轉職到該公司以配合該公司開展業務。該公司應與此等員工簽訂勞動合同，並應在符合當時的市場標準的前提下依據員工的工時、經驗、表現及其他管理層認爲重要的因素决定此等員工的報酬、補償及福利。

4.6	該公司的任何重要員工的任免、替換及其報酬、補償及福利應由管理層共同决定。

4.7	除第5.11條及第5.12條列明的需要董事局批准同意的事項外，總裁在董事局的監督指導下對包括該公司業務的操作、運營、管理及維持等事項負有責任並擁有控制權。此等事項包括但不限於：

（a） 代表該公司接洽業務，但所涉款額須符合董事局規定的上限；

（b） 處理日常勞資關係（管理層與該公司的勞資關係除外）；

中文譯本
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（c） 招聘該公司的僱員並制定該公司的僱員的福利計劃和方案；

（d） 處理常規銀行和財政事務；

（e） 管理日常該公司業務運營。

（f） 制定幷實施經董事局不時批准的該公司每年及三年期業務方案、預算及預測；

（g） 無須董事局批准，授權上限為100，000美元的資本開支.

5.     融資

5.1	該公司業務所需資金將根據本協議由（i）認購股權的現金；（ii）資本貸款；及/或（iii）包括銀行貸款或其他金融機構貸款在內的外部融資途徑提供。

5.2	如該公司運營業務中需要除第3.1條及第3.4條所述的資本投入以外的資金，該公司可以額外分配股份進行融資。甲方股東及/或乙方股東可以(但無責任)認購此等股份作為對該公司資本的額外投入。

5.3	在以收購資產或財產為目的的融資中，該公司應在取得大部份股東的許可後以該公司業務方案中列明的方式融資。若此條款中所述融資方式仍未合理滿足該公司的融資需求，則：

（i）	甲方股東或乙方股東可以在合理可行且被過半數董事局成員認可的範圍內向該公司提供貸款（“資本貸款”）。

（ii）	如董事局認爲此等資本貸款不可行或並非以該公司最佳利益出發，該公司在可行的範圍內應向第三方尋求貸款或其他融資途徑。

5.4	如該公司從第三方貸款融資，則股東方同意執行及遞交給貸款人所有用於向貸款人抵押及擔保下列權益的文件：（i）該公司股份；及/或（ii）該公司資產上的權益，惟須於該公司現行的融資安排容許的範圍內進行。

5.5	所有本條款述及的融資費用應為該公司所承擔，且應在任何股息或利潤

中文譯本
（只供參考用途，不須簽署）
被分派給股東方之前付清。

6.     業務

6.1	受限於本協議內其他條款，該公司須只從事股東方之間不時確定及同意且隨時補充或修改的該公司業務方案（“業務方案”）列明的有關於該區域研發、生產、推廣及銷售各種電動車輛、電子混合動力車輛及再充電電池/能源的基礎設施的 業務。。

6.2	(a)
所有由乙方股東許可該公司或其附屬公司生產的產品以及該公司或其附屬公司研製開發的產品， 應由乙方股東指定之製造商生產。除非各股東方之所有股東一致同意，該公司及其附屬公司無權將任何上述產品的製造權許可授予或轉讓予任何第三方。乙方股東將委托其擁有控制權的企業進行生産。生產所需之設施、場地及設備由乙方股東指定之企業進行投資或製造。乙方股東指定之 ;企業向該公司及其附屬公司出售的産品的價格以下列標準爲基礎，列于委托製造合同之中:

(i)	乙方股東決定離廠價；
(ii)	如需增加電動車輛專用零件，價格應為乙方股東決定的離廠價加上該等零件的採購費用；
(iii)	如有任何多餘零件， 價格應為乙方股東決定的離廠價減去該等 多餘零件的采購費用。

(b)	該公司及其附屬公司應出售産品予各股東方以使其於指定區域內進行專有的分配。基於上述指導原則，分銷商定價及定價結構應于相關協議中作出規定。

6.3	每一股東方須竭力協助該公司發展業務及實施業務方案。

6.4	該公司可以與股東方進行任何交易，但股東方應向董事局披露其在此等交易中可能取得的任何利益（除非此等交易爲本協議所交代）。

6.5	該公司將（i）在香港設立其總部，（ii）在英國設立其項目管理辦公室，（iii）在美國(舊金山附近)、馬來西亞及中國設立其研發中心，以及（iv）在其他地方設立股東方同意的其他辦公室。

6.6	在一般情況下，該公司應以其品牌經營業務，惟任何該公司或其股東生產製造的產品可以每一股東方的各自的商品名或每一股東方同意的其他

中文譯本
（只供參考用途，不須簽署）
名稱作為其商品名稱。

6.7	該公司須竭力與其他擁有該公司産品所需的核心技術的第三方簽訂特許協議，且受制于董事局不時的批准，應致力於對此類技術公司進行産權投資。

7.     帳目

該公司將保留準確完整的財務紀錄。股東方及其任命的代表將各自有權在合理的時間內檢查該公司的財務紀錄和其他紀錄。該公司的帳目須按照香港一般認可的國際會計準則製作並每年進行審計，首任審計師爲 或者由董事局不時確定的其他審# 336;行。該公司的財務年度從1月1日開始及12月31日結束，或根據董事局可能確定的其他日期。

8.     公司股息

8.1	該公司產品於指定區域內銷售後，股東方同意向該公司支付銷售收益之百分之二(2%)。該公司應於每年將甲方股東支付的款項支付予乙方股東，並將乙方股東支付的款項支付予甲方股東。

8.2	如果某財務年度該公司經課稅後淨利潤可供分配，則本協議各方應根據本協議的其他條款促使該利潤按下列方式和優先次序進行分配：

（a）	爲經營業務及內部發展提供流動資本；

（b）	償還任何未清償的資本貸款所產生的利息；

（c）	歸還任何資本貸款的本金；

（d）	根據類似於該公司所進行的業務的一般商業要求轉入儲備金；

（e）	在完成上述三項並在完成財務年度終止後分配現金股息予股東方。

8.3	就確定某財政年度該公司是否有利潤可供分配而言，本協議各方將努力促使審計師來核定是否有利潤以及其款額(如有)。審計師在作出該證明時不是以仲裁員的身份而是以專家的身份來進行，其核定將爲終局，對本協議各方都有約束力，除非੍ 7;明顯的錯誤。

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9.     董事及董事會會議

9.1	除非股東方另有協議，該公司董事局應由不少於3名董事且不多於7名董事組成。

9.2	在本協議有效期限內的任何時候，甲方股東有權首先任命1名董事在職，並於其後董事局每增加兩名董事時額外任命1名董事在職，且對其任命的任何董事有權予以撤消。爲此，首批獲甲方股東任命的董事爲 Steven Schneider 先生。

9.3	在本協議有效期限內的任何時候，乙方股東有權首先任命並維持1名董事在職，幷于其後董事局每增加兩名董事時額外任命1名董事在職，且對其任命的任何董事有權予以撤消。爲此，首位獲乙方股東任命的董事爲 Pang Qingnian 先生。

9.4	除依據第9.2條及第9.3條所作的特別任命外，任何股東方行使其因以上條款被賦予的任免權時，應通知其他股東方及該公司。據此，本協議各方將共同採取根據章程規定的必要的行爲，使該任命或撤消(視具體情况而定)生效。

9.5	任何股東方撤換其任命的董事，應彌補其他股東和該公司任何因不當撤換該董事為由而提出的一切申索。

9.6	任何董事均有權在任何時候委派他人作爲其代理董事或撤銷上述委派，不須徵得其他董事同意。

9.7	董事局召開的會議必要的法定人數至少爲2名董事，且該2名董事應為甲方股東及乙方股東各自委任的董事。該法定人數應于其後董事局每增加兩名董事時增加一名董事。

9.8	除非本協議另有規定，董事局會議所批准的决議將以參加董事會議的過半數董事（或其各自的代表）的投票通過。

9.9	除非所有的董事(或其代表)另有約定或同意放棄該權利，否則每一次董事局會議必須至少提前7天通知予每一位董事，通知應列明(在可能的情况下)所議的事項性質、會議時間、地點以及日期。

中文譯本
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9.10	董事(或其代表)可通過電話會議參加董事局會議，該電話會議必須是所有參加會議的人員能互相聽到對方的講話。以此方式參加董事局會議的董事，可視爲其親自到場參加會議。本協議及章程有關董事會議的所有規定，除細節上作必要修改外ᦁ 2;均適用此等會議。

9.11	經全體有權收到董事局會議通知的董事（或其各自代表）簽署的書面决議如同一個正式召開的董事局會議中通過的决議一般生效及合法。任何該等書面决議可以由一名或多名董事（或其各自代表）在多份相同的正本上簽署。

10.    特別決議

10.1	每一股東方應行使其被賦予的有關該公司投票權及其他權力，並應竭盡所能協助該公司發展其業務。

10.2	儘管本協議或章程有任何不同的規定，下列有關該公司的事宜不得在未經（i）董事局多數同意，及（ii）其時持有至少66%股份的股東方同意下被該公司或其董事局通過任何决議或採取任何行動：

（a）	任何對該公司管理層或任何重要員工的補償或福利政策的重大修改；

（b）	除於該公司業務的日常運作外，招致任何負債、預付或償還該公司任何負債；

（c）	該公司給予的任何附屬擔保， 或允許該公司於其財産或資産上設置任何抵押、留置或其他産權負擔以擔保其負債；

（d）	參與任何該公司業務範圍以外的業務活動；

（e）	除於該公司業務的日常運作外，與任何第三方達成合作協議；

（f）	變更該公司審計師，或終止該公司法律顧問的聘用；

（g）	收購財産或資産總額超過500，000美元；

中文譯本
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（h）	除依據本協議第15條發行股份予重要員工外，發行股份予第三方；

（i）	變更該公司的互保基金、災害事故或其他保險單據；

（j）	任何超出該公司業務方案列明預算之3%的支出；
（k）	爲債權人轉讓該公司以信托方式持有的任何資産或財産；

（l）	對判該公司敗訴的判决作出和解、妥協或承認責任；或

（m）	爲作出前述事項達成任何協議。

10.3	儘管本協議或章程有任何不同的規定，下列有關該公司的事宜不得在未經（i）董事局全體同意，及（ii）其時持有至少85%股份的股東方同意下被則該公司或其董事局通過任何决議或採取任何行動：

（a）	修改該公司業務範圍；

（b）	任何致使業務方案發生根本性變更的修改；

（c）	任何對該公司清算的呈請；

（d）	任何對于該公司全部或大部分資産或財産進行買賣、轉讓、抵押、擔保或其他處置；或

（e）	該公司與其股東、董事或經理之間簽訂達成協議或安排。

11.    聲明保證與承諾

11.1	甲方股東在此作出如下聲明及保證：

（a）	甲方股東為其注册地法律下妥善地的成立及有效地存在的公司；

（b）	甲方股東擁有一切必要的公司權力及授權，以達成本協議及其他一切與本協議所預期的交易相關的協議（包括但不限於本協議附件）（“附加協議”），並履行其於本協議項下的義務。甲方股東無須為此等文件的簽署、呈交及履行取得或& #25505;取額外批准、同

中文譯本
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意、行動或程序；

（c）	本協議及每一份附加協議均為有效及對甲方股東具約束力，並可依據其條款對甲方股東進行强制執行；

（d）
本協議及附加協議的簽署、呈交及履行及由甲方股東完成的前述協議所預期或與前述協議有關的交易不會並將不會：（i）違反甲方股東的章程、規章制度或其他組織性文件規定；或（ii）與以甲方股東作爲合約方或對甲方股東的財産或資産構û 04;約束力的任何協議、契約、文書或義務發生衝突，或構成對此等協議、契約、文書或義務下的違約（或與通知或時效消失一起構成違約的事項），或給予他人任何終止、修改、加速行使或撤銷此等協議、契約、文書或義務的權利；或（iii）違反任何適用於甲方股東的法律、法規、規章、法庭& #25110;政府機構的判决或判令；

（e）	沒有任何對甲方股東進行清盤的呈請或威脅對甲方股東進行清盤的呈請；

（f）	甲方股東及其任何關聯方都未聘用任何與該公司有關的經紀人、中間人或投資金融人員；及

（g）	甲方股東將促使其一個或多個職員出席與乙方股東的職員每月舉行一次的會議。該會議應於該公司總部舉行，或通過電話會議舉行，或於股東方同意的其他時間及地點舉行。

11.2	乙方股東在此作出如下聲明及保證：

（a）	乙方股東為其註冊地法律下妥善地的成立及有效地存在的公司；

（b）	乙方股東擁有一切必要的公司權力及授權，以達成本協議及其他一切與本協議所預期的交易相關的協議（包括但不限於本協議附件）（“附加協議”），並履行其於本協議項下的義務。乙方股東無須為此等文件的簽署、呈交及履行取得或& #25505;取額外批准、同意、行動或程序；

（c）	本協議及每一份附加協議均為有效及對乙方股東具約束力，並可依據其條款對乙方股東進行强制執行；

中文譯本
（只供參考用途，不須簽署）
（d）
本協議及附加協議的簽署、呈交及履行及由乙方股東完成的前述協議所預期或與前述協議有關的交易不會並將不會：（i）違反乙方股東的章程、規章制度或其他組織性文件規定；或（ii）與以乙方股東作爲合約方或對乙方股東的財産或資産構û 04;約束力的任何協議、契約、文書或義務發生衝突，或構成對此等協議、契約、文書或義務下的違約（或與通知或時效消失一起構成違約的事項），或給予他人任何終止、修改、加速行使或撤銷此等協議、契約、文書或義務的權利；或（iii）違反任何適用於乙方股東的法律、法規、規章、法庭& #25110;政府機構的判决或判令；

（e）	沒有任何對乙方股東進行清盤的呈請或威脅對甲方股東進行清盤的呈請；

（f）	乙方股東及其任何關聯方都未聘用任何與該公司有關的經紀人、中間人或投資金融人員；及

（g）	乙方股東將促使其一個或多個職員出席與甲方股東的職員每月舉行一次的會議。該會議應於該公司總部舉行，或通過電話會議舉行，或於股東方同意的其他時間及地點舉行。

11.3	每一股東方及該公司再此同意並承諾:

(a)	股東方將於本協議日後60日內，真誠地協商並達成銷售及分配協議；

(b)	該公司將竭力於本協議日後60日內，制定具確定性且詳盡的業務方案，該業務方案之內容應為股東方認同；

(c)	該公司將與其重要員工達成僱傭協議，該僱傭協議之格式應為股東方認同；

(d)	該公司將竭力與擁有或掌握生產其産品所需核心技術的第三方達成特許協議，且(受制于董事局不時的批准)將致力於對此類技術公司進行産權投資。

(e)	董事局將於每公歷月召開一次例會，該例會將由董事親自出席或以電話會議方式召開。

中文譯本
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( f )	任何一位股東方均不應透過其與任何從事與該公司直接或間接 的競爭的業務的電動車輛公司成立的公司， 參與任何活動。

11.4	除非得到所有股東方的書面同意，該公司及其附屬公司於任何時間均不應以任何方式向任何第三方提供任何該公司研製開發的産品及技術。除非得到乙方股東的書面同意， 該公司不應以任何方式向任何第三方提供乙方股東許可的產品及技術。

11.5	股東方在此同意該公司應於本協議日後的十八(18)個月內，依據中國法律，於中國大陸建立一間註冊資本為90，000，000美元的全資附屬公司。

12.    補償承諾

12.1	任何股東方均無須對該公司或其他股東就任何善意的行爲或任何該股東合理地認爲由該公司最大利益出發或不違反該公司最大利益）的行爲負上支付賠償的責任或其他責任，惟上述行爲須屬業務範圍之內。若任何股東方之行爲超越業務方案， 該股東須對構成故意錯失、重大疏忽、欺詐或任何嚴重違反其於本協議下義務的行爲負責。

12.2
該公司應就任何股東方爲當事一方，或因該股東方是或曾爲該公司的股東或參與者而可能成爲其當事一方的任何可能的、未决的或已完成的訴訟或法律程序，或任何對第三方就有關股東方管理及經營該公司的行爲提出的賠償的要求，承擔賠償 責任。該公司應就所有申索、損害、賠償、判决或和解補償每一股東方，惟該股東方行爲須出於善意且被合理的認爲以該公司的最大利益出發或未違反該公司的最大利益，且該股東的行爲不構成任何故意錯失、重大疏忽、欺詐或任何嚴重違反其於本協議下義務的行爲負責。

12.3	以上第12.1條、第12.2條及股東方不時認爲必要的其他向股東方提供補償的條款應包含於章程內。

13.	股份的轉讓

13.1	除非本協議另有規定，未經所有其他股東方事先書面同意，股東方不得將其現在擁有的或本協議簽署日之後獲得的股份以及股份中的權益出售、轉讓、抵押或者以其他的方式處分給任何其他方。上述同意是有條

中文譯本
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件的，特別是該其他方首先應以其他股東能接受的條件書面確認，只要本協議之約定(包括本條款)是適用的，則該他人將受該條款的約束並遵守該條款。

13.2	（a）任何一位有意轉讓或以其他方式處置其擁有股份或該股份上的權益的股東(“擬出讓方”)，須首先向該發出書面通知(“轉讓通知”)。轉讓通知使該公司成爲&# 25836;出讓方的代理人，並被授權以擬定價格(依下文中定義)及下述方式出售通知中述及的股份（及該股份上的一切權益）予任何股東方，但除非董事局一致同意，該通知不可撤回。

（b）
擬出讓方及董事局應于轉讓通知發出後14天內，以書面形式達成關于代表其公平價值，或擬出讓人認可且不高于其公平價值的每股價格的協議，此價格即爲擬定價格(“擬定價格”)。如轉讓通知發出後14天內未達成此協議，則董事局ú 33;立即要求該公司其時的審計師决定並以書面方式核定每股價格，此價格爲審計師認爲的該股份於轉讓通知發出時於自願的買賣雙方之間認可的公平價值，該價格即爲擬定價格。審計師的費用應由擬出讓人支付，且其在作出該證明時不是以仲裁員的身份而是以專家的身份來進行，其核定將爲 066;局，對本協議各方都有約束力，除非有明顯的錯誤。

（c）	擬定價格確定後的7天內，該公司應按擬定價格以書面形式向所有股東方（除轉讓通知述及股份的股東）發出出售所有轉讓通知述及的股份的要約(“要約”）。該要約主旨爲其要約出售的股份將（依據且受限於第13.2（d）條）按承諾 154;於其時於該公司股本所占比例出售予承諾人。任何此等要約須注明接受此要約或其失效的時限（不少於21天且不多於42天）。

（d）
如股東方或其中某一股東（“買方”）在要約期限內同意購買任何股份，則該公司應立即給予擬出讓方及買方書面通知。當股份擬定價格得以償付時，擬出讓方應據此轉移股份予相應買方。每一該通知應列明每一買方的名字及地址，以及其同意購買的股份 ;額。買賣應于董事局指定的地點及時間完成，該時間應爲通知日後不少於7天且不多於30天，惟若該轉讓通知列明該擬出讓人將不會只轉讓部分轉讓通知中述及的股權，則除非該公司尋得買方購買全部股份，本條款不適用。如該公司未能尋得此等買方，則

中文譯本
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任何未被有效接受的要約應被視爲失效。

（e）	如擬出讓人根據本條款未能或拒絕轉讓股份予買方，則董事局可授權某人執行必要的轉讓並代表公司遞交該等轉讓文書憑據。該公司可以擬出讓人之信托人身份收取價款（應存于該公司名下的獨立銀行賬戶），並促成買方注册爲該股份的持有人。該公司對價હ 4;的收取爲對買方付款責任的有效解除（買方無須監督該價款的使用）。買方注册成爲股份持有人後，該程序的有效性則不應被任何人質疑。

（f）	如在第13.2（c）條述及的期限届滿之時股東方未能就購買所有要約出售的股份達成協議，則該公司應立即以書面形式就該事實向擬出讓方發出通知。受限於董事局的事先批准，該公司可于任何不多于通知發出後三個月的時間，于真誠買賣中，以不低于擬定價格的& #20729;格將該股份轉讓予任何人，只要：

（i）	如轉讓通知列明擬出讓人將不會只轉讓部分轉讓通知中述及的股權，則擬出讓人無權依據本條款第13.2(f)條轉讓任何該股份，除非依總計所有該股份被全被轉讓；及

（ii）	董事局可要求該股份因善意的買賣被轉讓，其對價應爲轉讓文書中列明的價格，且未經消减、扣除或扣减。如未滿足董事局之要求，則董事局可拒絕注册轉讓文書。

13.3	受限於第13.2條，未得到董事局實現批准，該公司任何股份不得轉讓或登記注册，而董事局以其絕對的及不受控制的酌情權可無需說明理由即拒絕批准。

14.     管理層購股權

14.1	就授予任何重要員工任何管理層購股權之目的，該公司應保留不超過其時已發行股份12%的股份，以依照全部已轉股方式進行分派或發行。

14.2	董事局可隨時依據其自行决定的條款及條件，授予任何重要員工管理層購股權，且所有管理層購股權應於不少於三(3)年的時間內受年度轉歸規定的約束。

14.3	任何管理層購股權及其權益的擁有者將與該公司簽署經董事局批准的

中文譯本
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限制股份協議，該協議規定對股份轉讓的限制、股東方的優先購買權以及本協議項下每一股東方擁有的權利及承擔的義務。

15.	終止

15.1	本協議應持續全面生效，直至因本協議中條款的規定而終止。

15.2	若以下事項發生，則任何一位股東方（“第一方”）有權以書面形式通知終止本協議（但不可于該事項首次被第一方注意到後的90日後發出通知）。該通知應送達予與以下事項有關的股東方（“其他方”），且該通知副本應送達予所有 其他股東方。該通知具有于其他方及其餘各方或本協議各方之間終止本協議的效力，但本協議于其餘各方（如多于一方）之間仍持續全面生效（其他情况則不然）。上述事項爲：

（a）	其他方持續或嚴重違反本協議項下的責任且于第一方發出通知要求其作出補救後30日之內未有作出補救（如其有能力補救）；或

（b）	其他方自動清盤或被强制清盤（除非以經其他股東方同意的真誠的重組或合幷爲目的）；其他方被指定破産管理人；其他方的部分或全部資産被指定接管人、管理人或經理；或

（c）	在未事先得到其他股東方書面同意的情况下，出現擁有其他方過半數投票權或能有效控制其他方的人士上變更。

15.3	如因按本協議發生股權轉讓導致某股東方不再對該公司資本擁有股權，則本協議就該股東終止有效(如剩下的該公司的股東不止一方，則本協議對該剩下的股東方繼續有效，如只剩下一個該公司的股東，則本協議不再有效)，但協議的終止不得ঋ 3;響在終止前任何一方對他方擁有的權利。

15.4	如股權在認可的證券交易所一上市，或通過了有效的致該公司清盤的决議，或以其他的方式指定了清算人，則本協議立即終止(但不影響任何一方在該終止之前所擁有的對任何他方的權利)。

中文譯本
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16.     第15條之後果

16.1	如任何股東方發出第15.2條所述的終止通知，該股東（“終止方”）有權要求該通知的接收方（“被終止方”），以依據第16.2條確定的價格，購買所有（而非部分）終止方擁有的股份，或以該價格向被終止方出售終止方擁有的所有（而非&# 37096;分）股份。終止方行使該權利時，其與被終止方應各自依據如下所列條款進行買賣。如終止方未於終止通知內行使該買賣權，則本協議各方應保證該公司立即清盤。

16.2
根據第16.1條規定，所買賣的股份的價格應爲買賣各方協議决定的公平價值。如未就價格達成協議，則股份的價格爲終止通知發出後45日內由該公司其時的審計師核定（在任一方請求下）的終止通知發出之時的公平價值。作出該核定時，審計師被&# 19981;可撤銷地指示評估該股份其時于自願買賣雙方之間的公平價值，及審計師應考慮一切其認爲相關的情况。審計師在作出該核定時不是以仲裁員的身份而是以專家的身份來進行，其核定將爲終局，對本協議各方都有約束力（除非有明顯的錯誤）。審計師的費用應由買賣各方均攤。

16.3	依據第16.1條進行的股份買賣，應於該公司位於香港的營業處完成，時間爲所買賣的股份的價格依第16.2條被確定後的第五個營業日的上午十點（或買賣各方同意的其他時間及/或地點），就此，第16.4條、第16.5條、第16.6條及第16.7條的規定將生效。

16.4
依據第16.1條進行的股份買賣完成之時，爲得到任一香港持牌銀行開出的保兌支票或銀行本票（或其他賣方同意的付款方式）以支付買賣股份的全額價款（依本條前述條款規定確定）及其他第16.5條述及的款項，賣方應向買方遞交妥爲簽立的股份轉 讓憑證（依據買方各自相應的權利），及相應的股票或其他被認可的替代性保障（如買方要求）。依據上述條款出售的任何股份都不受留置權、抵押及其他産權負擔的影響，且應與其現時或將來附有的所有權利一起出售。

16.5	如依據本條款規定，任何股東方（“退出方”）選擇或必須轉讓其擁有的所有股份予其他股東方，則其他股東方應於股份轉讓完成時或緊接其完成之前保證：

（a）	立即對退出方爲該公司所作出的所有擔保、補償或類似承諾(如有) 給予免除（並在此免除期間使退出方因其擔保、補償或類

中文譯本
（只供參考用途，不須簽署）
似承諾（如有）所引起的任何索賠責任得到補償)；及

（b）	立即償付退出方其付予該公司的其時未清償的貸款或貸款股，包括資本貸款（如有），連同利息(如有)。利息計算至實際支付日(包括法院判决前後的利息)。

16.6	任何股東方不再是該公司的股東的情况下，如該公司或其分支機構的公司名稱或其公司名稱中的任何顯要部分包含有EV文字或類似該公司的名字或其近似的名字，則其他股東方應設法在30天內使該公ࡥ 6;名稱得以變更，以删除該類文字。

16.7	股東方將行使其表决權及其它權利，以確保本條款前述規定得以實施，並確保放棄執行或暫緩執行章程中任何對股權轉讓的限制性約定，以便股權轉讓得以按上述條文規定實現。各方將設法根據本協議之規定注册轉讓的股權。

17.	保密條款

17.1	股東方相互保證並向該公司保證，此後不得使用其獲悉的涉及該公司的業務、財務、融資、合約或其它交易或商務的保密信息，也不得將該保密信息披露或透露給其他方，該其他方不包括該公司職員或僱員中依職應知或按董事要求須知的人士 。各方應盡力防止其本身或其雇員或職員公布或披露涉及該類事項的保密信息。

17.2	在本條的規定不妨礙在因本協議或與本協議有關的事宜而進行的司法程序要求的範圍內，或就該司法程序有關事宜披露該信息的前提下，第17.1條規定的每一股東方的義務將持續有效，且沒有時間限制，但不適用于該股東沒有違反該義務的情况 979;已爲公衆所知的任何信息。

17.3	在本協議有效期內，股東方獲得或獲悉的任何有關該公司業務的或該公司之任何供貨人、代理人、分銷商或客戶之業務的商業秘密或保密信息的所有記錄和備忘錄(無論是原件，複製件還是電子儲存數據)，均屬該公司之財産。股東方應在本協෱ 6;終止後或根據董事局的要求在本協議有效期內的任何時間，將該財産歸還該公司的授權代表。

18.	限制契約

中文譯本
（只供參考用途，不須簽署）
18.1	每一股東方不應在其終止該公司股東方身份之日起的兩年內，參與任何下列活動：

（a）	於該公司及其分支機構在相關日(定義見下文)從事本項業務的任何地方，不得開展或從事於相關日與本項業務相競爭的任何活動或業務；

（b）	對相關日之前的一年內曾是該公司的加工商、供應商或客戶，不得接觸或誘導其擺脫該公司，或勸阻其不與該公司交往；

（c）	對相關日之前一年內曾爲該公司客戶且在此階段該公司在正常業務交往中曾向其提供過貨物或服務的任何人仕，不得向其提供貨物或服務；

（d）	對在相關日曾爲該公司職員或雇員的任何人仕，不管其離職是否構成違約，不得與其接觸或誘導其脫離該公司，或勸阻其受聘於該公司；

（e）	對在相關日曾爲該公司職員或雇員的任何人仕，不得雇傭或聘用，或試圖雇傭或聘用，或通過他人或其它商行或公司洽談或安排該招聘事宜。

18.2	本協議各方認爲第18.1條規定的限制性約定合理。如其中任何約定被裁定爲無效，但删除其中一部分或縮小其時間及區域的適用範圍後仍爲有效的話，則經過使之有效所必要的修改後，該限制性約定仍然適用。

18.3	根據本條款而言，“相關日”是指行爲日和終止日兩者中的較早時間。

19.	强制執行

19.1	每一股東方承認並認同，如本協議未得到股東方履行或違反本協議的情况發生，則每一股東方將受到不可挽回的損失。就此， 於任何其他股東方依法律或衡平法享有的救濟之外，該公司及其股東有權申請强制令以阻止任何違反本協議的行爲，且有權就於具司法管轄權的任何法庭提起的訴訟申請强制執行本協議及其條款。每一股東方在此同意任何於香港法院提起的訴訟管轄權。

中文譯本
（只供參考用途，不須簽署）
20.	其他條款

20.1	協議之實施

每一股東方同意，無論何時，其將：

（a）	採用所有合理可行的手段(包括與該公司有關的各自的直接或間接的表决權)，以確保該公司及其提名或任命的該公司董事(及其代表)實施本協議項下有關該公司的約定；

（b）	在誠實守信的原則下合作，爲使本協議項下的約定和意向得以生效，簽署所需的其它文件及作出所需的其它行爲。

20.2	協議爲准

本協議之約定如與章程之約定不一致，則以章程之約定爲准。

20.3	進一步保証

股東方將竭力完成、簽訂和履行並須促使完成、簽訂或履行任何使本協議得以生效的進一步行動、契約、文件及事項。

20.4	全部協議

本協議構成協議各方之間的全部協議，並取代以前就本協議事宜之前所達成之任何協議、理解、安排、交流和意向。

20.5	修改

本協議之修改和增補，須採用書面形式，經本協議各方或其代表簽署後才生效。

20.6	否定性聲明

每一股東方確認，對該公司依據按本協議從事的業務，其已做過獨立評估，而並非因任何其他股東方所作的聲明或所提的建議所引導而簽署本協議或進行本協議項下的任何交易。

中文譯本
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20.7	非合夥關係

本協議之約定，或與本協議有關之任何約定，不得視爲協議各方之間構成合夥關係或代理關係。

20.8	不放棄

本協議任何一方不行使或延期行使其在本協議項下的權利，並不構成放棄該權利。任何一方行使權利的一部分或其中一項，並不妨礙其繼續行使該權利或該權利中的其他幾項，也不妨礙行使其可能擁有的其他權利。

20.9	可分割性

如本協議中任何一項或幾項約定在某司法管轄區的現行法律下爲不合法的、無效的或不可强制執行的，則該約定在其它司法管轄區的現行法律下的合法性、有效性和可執行性、以及其它約定的合法性、有效性和可執行性，不受其任何影響或損害。

20.10	轉讓

（a）	本協議對協議各方及其繼承人具有約束力，且對於各方及其繼承人和允許的受讓人有效。

（b）	除非本協議另有約定，未經其它股東方事先同意，任何股東方不得將其在本協議項下的利益全部地或部分地轉讓予其他方。

20.11	時間性

時間爲履行本協議之重要要素。

20.12	通知

（a）	根據本協議作出或發出的每一通知、請求或其他聯絡函件，均須採用書面形式，派人送交或採用郵資預付有案可查的送遞方式或郵寄方式，或採用傳真的方式，按下列地址或傳真號碼(或

中文譯本
（只供參考用途，不須簽署）
按收件方至少提前7天書面通知對方的地址或傳真號碼)，發送給收件方：

甲方股東：	(1)	ZAP 地址: 傳真: 收件人:	501 Fourth Street, Santa Rosa, California 95401 (707) 525-8692 Mr. Steven Schneider

(2)	Richardson & Patel LLP 地址: 傳真: 收件人:	10900 Wilshire Boulevard, Suite 500 Los Angeles, CA 90024 (310) 208-1154 Edgar D. Park， Esq.

乙方股東：	Zhejiang Youngman Automobile Group Co., Ltd. 地址: 傳真: 收件人:	501 Bada Road, Jinhua City, Zhejiang, the PRC 86-579-2256002 Mr. Pang Qingnian

該公司 ：	EV Holdings Limited 地址:	Unit A, 14/F Shun On Commercial Building, 112-114 Des Voeux Road Central, Hong Kong

（b）	按上述方式發送的任何通知、請求或其他聯絡函件在下列時間視爲送達：(i)採用郵資預付郵件的，投郵後滿72小時(海外郵件投郵後滿10天)視爲送達；(ii)派人送交的，呈交時視爲送達；(iii)傳真發送的，發送時即爲送達，但其原件須在發送後立即派人๦ 5;交或寄出予收件人。

20.13	文本

(a) 本文件可簽署若干份。不管任何原因，該若干份文件的全部或其中的任何一份均視爲一個原件，並構成一個內容一致的文件。

中文譯本
（只供參考用途，不須簽署）
(b) 本文件由各方在原件上或在傳真件上或在可打印成文的其它電子通訊文本上簽署。

20.14	司法管轄權

本協議應由香港法律管轄，幷應按照香港法律解釋。本協議各方在此不可撤銷地接受香港法庭的非專屬性管轄權。

[以下為簽署頁]

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下列代表人在見證人面前，於本協議開首列明的日期，簽署本協議。

ZAP

代表人：__________________________
見證人：__________________________

Youngman Automobile Co., Ltd.

代表人：__________________________
見證人：__________________________

EV Holdings Limited

代表人：__________________________
見證人：__________________________

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附件A

投資計劃

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附表B

該公司組織章程大綱及章程細則